UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                 AUGUST 23, 2005


                       FIRST MID-ILLINOIS BANCSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State of Other Jurisdiction of Incorporation)

                  0-13368                               37-1103704
           (Commission File Number)          (IRS Employer Identification No.)


                    1515 CHARLESTON AVENUE, MATTOON, IL 61938
           (Address Including Zip Code of Principal Executive Offices)

                                 (217) 234-7454
              (Registrant's Telephone Number, including Area Code)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act



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Item 8.01.   Other Events.

     On August 23, 2005, the Board of Directors of First Mid-Illinois Bancshares, Inc. (the "Company") authorized the repurchase of $5 million of additional shares of the Company's common stock by the Company either in the open market or in privately negotiated transactions, bringing the total amount of common stock that the Company is authorized to repurchase under all its repurchase programs to approximately $5,508,000. This repurchase program has no fixed expiration date.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





                                    FIRST MID-ILLINOIS BANCSHARES, INC.



Dated:  August 24, 2005             /s/ William S. Rowland

                                    William S. Rowland
                                    President and Chief Executive Officer